UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                ----------------

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): December 22, 2004

                             SEARS, ROEBUCK AND CO.
               (Exact name of registrant as specified in charter)

            New York                    1-416                 36-1750680
  (State or Other Jurisdiction (Commission File Number)    (IRS Employer
         of Incorporation)                               Identification No.)

                             3333 Beverly Road 60179
                      Hoffman Estates, Illinois (Zip code)
                    (Address of principal executive offices)
       Registrant's telephone number, including area code: (847) 286-2500
  (Former name or former address, if changed since last report): Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[X] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 8.01     Other Events


         On December 22, 2004, Sears, Roebuck and Co. and Kmart Holding Corporation jointly issued a press release announcing the withdrawal and refiling of their Hart-Scott Rodino Notification and Report Forms with the Federal Trade Commission. A copy of the joint press release is attached as
Exhibit 99.1 and is incorporated herein by reference.

         Sears Holdings Corporation has filed a Registration Statement on Form S-4 with the SEC (Registration No. 333-120954) containing a preliminary joint proxy statement-prospectus regarding the proposed transaction. Stockholders are urged to read the definitive joint proxy statement-prospectus regarding the proposed transaction when it becomes available, because it will contain important information. Stockholders will be able to obtain a free copy of the definitive joint proxy statement-prospectus, as well as other filings containing information about Sears Holdings Corporation, Sears and Kmart, without charge, at the SEC's Internet site (http://www.sec.gov). Copies of the definitive joint proxy statement-prospectus and the SEC filings that will be incorporated by reference in the definitive joint proxy statement-prospectus can also be obtained, without charge, by directing a request to Sears, Roebuck and Co., 3333 Beverly Road, Hoffman Estates, Illinois, 60179, Attention: Office of the Secretary, or to Kmart Holding Corporation, 3100 West Big Beaver Road, Troy, Michigan, 48084, Attention: Office of the Secretary. Information regarding Sears Holdings' proposed directors and executive officers, Sears' and Kmart's directors and executive officers and other participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, is available in the preliminary joint proxy statement-prospectus contained in the above-referenced Registration Statement on Form S-4.

Item 9.01 Financial Statements and Exhibits.

       (c)   Exhibits.

         Exhibit No.                Description

         99.1                       Press Release issued on December 22, 2004.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              SEARS, ROEBUCK AND CO.
Date:  December 22, 2004

                                              By: /s/ Andrea L. Zopp
                                                 -------------------------------
                                              Name:   Andrea L. Zopp
                                              Title:  Senior Vice President and
                                                      General Counsel





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                                  EXHIBIT INDEX

Exhibit No.       Description

      99.1        Press Release issued on December 22, 2004.